UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

M & A HOLDING CORP
(Exact name of registrant as specified in its charter)

Nevada	333-201360	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1958 Qianming East Road, Fengjingzhen Jinshanqu Shanghai, China
(Address of principal executive offices)

(86) 21-67356573
(Registrant’s telephone number, including area code)

205-4625 Evergreen Lane Delta, BC V4K 2W6 Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Incorporation by Reference: The information contained in the Company’s Registration Statement on Form S-1, including the Risk Factors contained therein, filed January 5, 2015 (file number 333-201360) and amended April 9, 2015, May 21, 2015, and May 28, 2015 and declared effective June 3, 2015 and the information contained in the Company’s Form 10-Q for the period ended September 30, 2015 filed November 9, 2015 are hereby by reference.

ITEM 3.02 Unregistered Sales of Equity Securities

On November 18, 2014 the Company issued 8,000,000 pre-split shares of common shares of its common stock for proceeds of $800 to the Company’s founder.

On November 18, 2014 the Company issued 2,035,000 pre-split shares of common stock pursuant to subscription agreements for proceeds of $20,350.

On September 3, 2015, the Board of Directors affected a forward split of the outstanding common stock such that each one share of outstanding common stock be converted into fifteen shares of common stock as of September 3, 2015, the record date. Number of shares of issuer’s common stock outstanding as of November 3, 2015 was 150,525,000.

On January 11, 2016, the Company issued 129,475,000 shares of its common stock to Lirong Wang for an aggregate consideration of $64,737.5.

ITEM 5.01 Change in Control:

Prior to the change of control, there was an aggregate of 150,525,000 shares of the Company’s common stock outstanding of which 120,000,000 was owned by Chenxi Shi.

On January 11, 2016, pursuant to an investment agreement filed herewith as an exhibit, the Company issued 129,475,000 shares of its common stock to Lirong Wang for an aggregate consideration of $64,737. On the same date, Chenxi Shi, the sole officer and director of the Company on that date, transferred 120,000,000 shares of the common stock of the Company held by him to Lirong Wang for $800 pursuant to a transfer agreement filed herewith as an exhibit.

By execution of those transactions Lirong Wang owns 249,475,000 (89%) shares of the 280,000,000 shares of the Company’s outstanding common stock.

Simultaneously on January 11, 2016, Chenxi Shi resigned as the Company’s officer and director and Lirong Wang was appointed the sole director and President and Secretary (the sole officer).

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

On January 11, 2016, Chenxi Shi resigned as the Company’s sole officer and director and Lirong Wang was appointed the sole director and President and Secretary (the sole officer).

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Investment Agreement
2.2	Transfer Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2016	M&A Holding Corp.
	By:	/s/Lirong Wang
Lirong Wang, Chief Executive Officer